Exhibit 10.5

Execution Version

COMMITMENT INCREASE AGREEMENT

November 15, 2024

JPMorgan Chase Bank, N.A.,

as Administrative Agent

500 Stanton Christiana Road

NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Loan & Agency Services Group

Ladies and Gentlemen:

We refer to the Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of August 6, 2024 (as amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Golub Capital BDC, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. You have advised us that the Borrower has requested in a letter dated November 15, 2024 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.

A.            Commitment Increase. Pursuant to Section 2.07(e) of the Credit Agreement, BNP Paribas (the “Assuming Lender”), hereby agrees to make Commitments in the amount set forth opposite the name of the Assuming Lender, as listed in Schedule I hereto pursuant to the instruction of the Administrative Agent, such Commitments to be effective as of the Increase Date (as defined in the Increase Request); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto. Pursuant to Section 2.07(e)(i)(C) of the Credit Agreement, the Administrative Agent and the Issuing Bank hereby consent to the Assuming Lender making the Commitments in the amount specified in the Increase Request and in Schedule I hereto.

B.            Confirmation of Assuming Lender. The Assuming Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Increase Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) acknowledges and agrees that, from and after the Increase Date, the Commitments set forth opposite the name of the Assuming Lender listed in Schedule I hereto shall be included in its Commitment and its Commitments and be governed for all purposes by the Credit Agreement and the other Loan Documents.

C.            Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Commitment Increase Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Commitment Increase Agreement.

D.            Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are hereby incorporated mutatis mutandis and shall apply hereto.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS Commitment Increase AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS Commitment Increase Agreement BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS paragraph.

Very truly yours,

ASSUMING LENDER

BNP Paribas

By:	/s/ Robert Musetti
	Name:	Robert Musetti
	Title:	Managing Director

By:	/s/ Ed Doherty
	Name:	Ed Doherty
	Title:	Managing Director

Commitment Increase Agreement

Accepted and Agreed:

GOLUB CAPITAL BDC, INC.

By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer and Treasurer

Acknowledged By:

JPRMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Bank

By:	/s/ Tom Gillespie
	Name:	Tom Gillespie
	Title:	Executive Director

Commitment Increase Agreement

SCHEDULE I

Assuming Lender	Dollar Commitment

BNP Paribas	$75,000,000